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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 JUNE 15, 1999
                                 -------------
                Date of Report (Date of earliest event reported)



                        LATTICE SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-18032                 93-0835214
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(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


                               5555 NE MOORE COURT
                            HILLSBORO, OR 97124-6421
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                    (Address of principal executive offices)



                                 (503) 268-8000
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              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 15, 1999, Lattice Semiconductor Corporation, a Delaware corporation and the registrant herein, purchased all of the outstanding capital stock, $.01 par value of Vantis Corporation, a Delaware corporation, from Advanced Micro Devices, Inc., a Delaware corporation, for an aggregate purchase price of $500,080,000.

     The acquisition was made pursuant a Stock Purchase Agreement entered into between Lattice and Advanced Micro Devices on April 21, 1999. Following the acquisition, Vantis is now a wholly owned subsidiary of Lattice.

     The purchase price for the shares of Vantis was determined by arms'-length negotiation between Lattice and Advanced Micro Devices, and was funded in part with cash reserves held by Lattice, and in part with the proceeds of borrowings from ABN AMRO Bank, N.V., as administrative agent for a syndicate of banks. The ABN AMRO credit facilities consist of a $60 million three-year revolving credit facility, and a $220 million three-year term loan. Aggregate borrowings from the credit facilities for the acquisition were approximately $253,000,000 as of June 15, 1999.

     For a more complete description of the terms of the acquisition of Vantis please refer to the Stock Purchase Agreement, which is incorporated by reference as Exhibit 2.1, to our Current Report on Form 8-K, dated April 21, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b) It is impracticable at this time for the Registrant to file, together with this Current Report, the required financial statements and pro forma financial information with respect to Vantis. Accordingly, the Registrant hereby undertakes to file such required statements and information on or prior to August 20, 1999.

       Exhibit No.                              Description
-----------------------     ----------------------------------------------------

          99                  Press Release dated June 15, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LATTICE SEMICONDUCTOR CORPORATION

Date: June 25, 1999                        By:   /s/ Stephen Skaggs
                                               ---------------------------------
                                               Name:  STEPHEN SKAGGS
                                               Title: CFO


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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED JUNE 15, 1999


      Exhibit                                 Description
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         99              Press Release dated June 15, 1999.




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